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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 7, 2003


                 Sub Surface Waste Management of Delaware, Inc.
                 (Name of Small Business issuer in its charter)

              Delaware                     33-3378-D               51-0401125
              --------                     ---------               ----------
  (State or other jurisdiction       (Commission file No.)      (IRS Employer
of incorporation or organization)                            Identification No.)



                             5922 B Farnsworth Court
                               Carlsbad, CA 92008
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           (Address of principal executive offices including zip code)

                                 (760) 918-1860
                                 --------------
               (Registrant's telephone number including area code)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 6, 2003, upon recommendation of its Board of Directors, the Company dismissed its certifying accountant, HJ Associates & Consultants, LLP ("HJ"). The decision to change its certifying accountant was approved by the Company's Board of Directors. From February 22, 2001, the date the Company engaged HJ as its certifying accountant, through May 6, 2003 the Company has not had any disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has engaged Russell Bedford Stefanou Mirchandani LLP (" Russell Bedford Stefanou Mirchandani") as its certifying accountant as of May 6, 2003 for the Company's year ending September 30, 2003. The Company has not consulted Russell Bedford Stefanou Mirchandani previously.

HJ Associates & Consultants, LLP's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
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16       Letter from HJ Associates & Consultants, LLP Certified Public
         Accountants to the Commission, dated May 7, 2003.

SIGNATURES

Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2003

                                           /s/ Bruce S. Beattie
                                           -------------------------------------
                                           Bruce S. Bettie
                                           President and Chief Executive Officer